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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                 ______________________________________________


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):  September 18, 1995


                         MERIDIAN NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


 Delaware                          0-14203                        34-1470518
----------------             -----------------------         -------------------
(State or Other              (Commission File Number)           (IRS Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)



  805 Chicago Street, Toledo, Ohio                                       43611
 (Address of Principal Executive Offices)                            (Zip Code)


      Registrant's telephone number, including area code:  (419) 729-3918.
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Item 5.  Other Events.

         On September 18, 1995, Meridian National Corporation announced the planned public offering of approximately 50% of its Environmental Unit. The press release announcing the planned spin-off is attached to this Form 8-K as Exhibit "A".
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MERIDIAN NATIONAL CORPORATION



Dated:  September 19, 1995                         By: /s/ Joseph Klobuchar
                                                       -----------------------
                                                      Joseph Klobuchar,
                                                      Vice President - Finance